UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2013

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2013, the Compensation Committee of the Board of Directors (the Board) of PDL BioPharma, Inc. (the Company) approved, and the Board ratified, changes to the compensation of Danny Hart, our Deputy General Counsel and Assistant Secretary.

Mr. Hart’s base salary was increased to $306,000 from $255,960; his target bonus percentage under our 2013 Annual Bonus Plan (a copy of the plan was filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 9, 2013) was increased to 40% from 30% of his annual base salary (with a maximum bonus percentage being 60%); the long-term incentive award under our 2013 Long-Term Incentive Plan that vests in December 2013 (a copy of the plan was filed as Exhibit 10.47 to the Annual Report on Form 10-K filed February 23, 2012) was increased to $175,300 from $100,600, comprised of two components: (i) the right to receive $122,710 in cash and (ii) a number of unvested shares of the Company’s common stock with a value equal to $52,590 (based on the closing price of our common stock on May 21, 2013, after accounting for the $30,200 previously granted under the 2013 Long-Term Incentive Plan in January 2012); and the long-term incentive award under our 2014 Long-Term Incentive Plan that vests in December 2014 (a copy of the plan was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 9, 2013) was increased to $250,000 from $100,600, comprised of two components: (i) the right to receive $175,000 in cash and (ii) a number of unvested shares of the Company’s common stock with a value equal to $75,000 (based on the closing price of our common stock on May 21, 2013, after accounting for the $30,200 previously granted under the 2014 Long-Term Incentive Plan in January 2013).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2013, the Company held its 2013 Annual Meeting of Stockholders in Incline Village, Nevada. At the annual meeting, the Company’s stockholders: (i) elected Harold E. Selick, Ph.D. to the Board of Directors for a term of three years, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013, (iii) approved the amendment to the Company’s Restated Certificate of Incorporation to increase the authorized common share capital of the Company from 250,000,000 to 350,000,000 shares and (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Represented in person or by proxy at the annual meeting were 119,158,024 shares of the Company’s common stock, or 85.12% of the total number of shares outstanding as of the record date. The results of the matters submitted to a stockholder vote at the annual meeting were as follows.

1.	Election of Director:

Name	For	Withheld	Broker Non-Votes
Harold E. Selick, Ph.D.	82,595,644	3,383,028	33,179,352

2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain
117,271,393	631,615	1,255,016

3.	Amend the Restated Certificate of Incorporation of the Company to increase the authorized common share capital of the Company from 250,000,000 to 350,000,000 shares:

For	Against	Abstain
110,506,956	6,288,842	2,362,226

4.	Approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
80,909,772	3,710,024	1,358,876	33,179,352

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Christopher Stone
Christopher Stone
Vice President, General Counsel and Secretary

Dated: May 22, 2013